BLACKROCK SERIES FUND II, INC.

BlackRock U.S. Government Bond Portfolio

(the “Fund”)

Supplement dated September 15, 2022 (the “Supplement”)

to the Summary Prospectus, Prospectus and Statement of Additional Information of the Fund,

each dated May 1, 2022, as supplemented to date

On September 8, 2022, the Board of Directors of BlackRock Series Fund II, Inc. (the “Company”) approved the liquidation of the Fund, a series of the Company.

The Fund is expected to be liquidated on or about April 28, 2023 (the “Liquidation Date”). On or before the Liquidation Date, the Fund will cease investing its assets in accordance with its stated investment objective and policies.

On the Liquidation Date, shareholders of the Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses, and liabilities. The Fund will then be terminated as a series of the Company.

A shareholder may voluntarily redeem his or her Fund shares prior to the Liquidation Date to the extent that the shareholder wishes to do so.

Owners of the variable annuity or insurance contracts (each a “Contract”) offered by the insurance companies whose separate accounts are invested in the Fund should consult with their insurance company for information regarding:

•	the possibility of transferring their investment to other mutual funds sponsored and advised by BlackRock Advisors, LLC or its affiliates; and

•	the redirection of their assets that will occur on or about the Liquidation Date.

Contract owners are not expected to incur any tax liability in connection with the liquidation and dissolution of the Fund.

In connection with its liquidation, effective April 21, 2023, the Fund will be closed to new insurance company separate accounts, including through exchanges into the Fund from other funds of the Company.

Shareholders should retain this Supplement for future reference.

PR2SAI-SFIIGB-0922SUP